UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 22, 2009



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


           North Carolina                000-22787              56-2028446
   (State or other jurisdiction of    (Commission File       (I.R.S. Employer
           incorporation)                 Number)         Identification Number)




                       6114 U.S. 301 South
                    Four Oaks, North Carolina                         27524
             (Address of principal executive offices)              (Zip Code)



                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 22, 2009, the Board of Directors of Four Oaks Fincorp, Inc. (the "Company") adopted amendments, effective September 1, 2009, to the Company's Non-qualified Stock Option Plan (Amended and Restated May 17, 2001) (the "NSOP") and the Company's Employee Stock Purchase and Bonus Plan (Amended and Restated August 20, 2001) (the "ESPBP") to increase the number of shares of the Company's common stock available for issuance under the NSOP and ESPBP. The number of shares of the Company's common stock reserved for issuance under the NSOP was increased by 200,000 shares, from 1,220,702 shares to 1,420,702 shares. The number of shares of the Company's common stock reserved for issuance under the ESPBP was increased by 100,000 shares, from 244,140 shares to 344,140 shares.

         Copies of the amendments to the NSOP and ESPBP are filed as Exhibits
10.1 and 10.2, respectively, to this report and are incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

         Exhibit No.                  Description of Exhibit

         10.1 Amendment No. 1, effective September 1, 2009, to Amended and Restated
                                      Non-qualified Stock Option Plan
         10.2 Amendment No. 1, effective September 1, 2009, to Amended and Restated Employee Stock Purchase and Bonus Plan

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FOUR OAKS FINCORP, INC.


                                      By: /s/ Nancy S. Wise
                                          -------------------------
                                          Nancy S. Wise
                                          Executive Vice President,
                                          Chief Financial Officer

Date:  September 1, 2009

                                  EXHIBIT INDEX


         Exhibit No.                  Description of Exhibit

         10.1 Amendment No. 1, effective September 1, 2009, to Amended and Restated
                                      Non-qualified Stock Option Plan
         10.2 Amendment No. 1, effective September 1, 2009, to Amended and Restated Employee Stock Purchase and Bonus Plan